UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check  the  appropriate  box:
[X]  Preliminary  Information  Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive  Information  Statement


                         APACHE  MOTOR  CORPORATION
                         --------------------------
                (Name of Registrant as Specified in Its Charter)



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          pursuant  to Exchange Act Rule 0-11 (set forth the amount on which the filing  fee  is  calculated  and  state  how  it  was  determined):

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     0-11(a)(2)  and  identify  the filing for which the offsetting fee was paid
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
                            APACHE MOTOR CORPORATION
                           938 N. 200 Street, Suite B
                              Shoreline, WA 98133
                                 (206) 533-2252

                            NOTICE OF PROPOSED ACTION
        BY WRITTEN CONSENT OF A MAJORITY OF THE OUTSTANDING COMMON STOCK
                      TO BE TAKEN ON OR ABOUT JUNE 7, 2004


To  the  Stockholders  of  APACHE  MOTOR  CORPORATION:

Notice is hereby given to all stockholders that an action (the "Action") was taken on May 5, 2004 by the holders of a majority of the outstanding shares of Common Stock of APACHE MOTOR CORPORATION, a Nevada corporation ("Apache" or the "Company"), in accordance with Sections 78.315 and 78.320, respectively, of the Nevada Revised Statutes ("NRS"). These two stockholders collectively own in excess of the required majority of the outstanding voting securities of Apache necessary for the adoption of the action. The Action taken by the majority stockholders consisted of approving a reverse split of the issued and outstanding shares of the Company in a ratio of one share for every 75 shares; any fractional shares will be rounded to one share. The reverse split to the Company's issued common shares will be effective on or after 20 days from the date this Information Statement is mailed to stockholders and is expected to be on or about June 7, 2004.

Only stockholders of record at the close of business on May 4, 2004 will be entitled to receipt of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

                                       By  Order  of  the  Board  of  Directors


                                       /s/  Adam  Jenn
                                       ---------------
                                       Adam  Jenn,  President


                    Approximate date of mailing: May 17, 2004

                            APACHE MOTOR CORPORATION
                           938 N. 200 Street, Suite B
                              Shoreline, WA 98133
                                 (206) 533-2252

                              INFORMATION STATEMENT

                      ACTION BY A MAJORITY OF STOCKHOLDERS

The Board of Directors of APACHE MOTOR CORPORATION, a Nevada corporation ("Apache" or the "Company"), is furnishing this Information Statement to the holders of the Common Stock, $0.001 par value per share, of Apache in connection with action by the holders of a majority of the issued and outstanding shares of the voting Common Stock of Apache taken on May 5, 2004, in accordance with
Section 78.320 of the Nevada Revised Statutes. The action taken consisted of approving a reverse split of the issued and outstanding shares of the Company in a ratio of one share for every 75 shares. The reverse split is being made to enhance the value of the Company's stock and to give the Company the flexibility to make acquisitions.

This Information Statement is first being mailed to stockholders on May 17, 2004. Only stockholders of record at the close of business on May 4, 2004 are entitled to notice of the action and to receive this Information Statement.

The Board of Directors and persons owning the majority of the outstanding voting Common Stock of Apache have unanimously adopted and approved the reverse split of the Company's stock. No other votes are required or necessary. See the section of this Information Statement entitled "Vote Required for Approval" below. The reverse split will be filed with the NASD and is expected to become effective on or about June 7, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

                         DISSENTERS' RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenters' rights of appraisal in connection with the amendment of articles of incorporation and bylaws.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on May 4, 2004 as the record date for the determination of the common stockholders entitled to notice of the majority stockholder action by written consent.

On the record date, Apache had 73,526,400 shares of Common Stock, $0.001 par value, issued and outstanding. The affirmative vote of the holders of a majority of the outstanding shares of the Company was not required to adopt and approve the Director's Resolution to complete a reverse split of the Company's stock on a one for seventy five basis. The holders of 48,430,400 shares of voting Common Stock, or 65.86% of the Company's outstanding shares on the record date, signed a written consent to take the proposed action on May 5, 2004. This consent is sufficient, without further stockholder action, to effect the adoption and approval of the Company's reverse split.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of May 4, 2004, certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, $0.001 par value per share, as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares;
(ii) each stockholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. All of the beneficial owners listed are accessible at 938 N. 200 Street, Suite B, Shoreline,
Washington,  98133,  the  Company's  principal  offices.


NAME OF STOCKHOLDER                          SHARES           PERCENTAGE
                                         BENEFICIALLY             OF
                                             OWNED           CLASS OWNED

Adam  Jenn
President,  Secretary  and  a  Director        0                 0.00%

Daniel Goldman
Chief Executive Officer and Director           0                 0.00%

Piers VanZiffle
Treasurer  and a Director                      0                 0.00%

Cedar House Investors
Shareholder                           44,430,400                60.43%

3D Environment Technology
Shareholder                            4,000,000                 5.44%

850566 Alberta Inc.
Shareholder                           10,215,000                13.89%

All Executive Officer
and Directors as a Group (3  persons)          0                 0.00%


    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The directors and executive officers of Apache do not have any substantial interest in the matters to be acted upon.

                           VOTE REQUIRED FOR APPROVAL

The Nevada Revised Statutes do not require a shareholder vote to effect a reverse stock split. However the Board of Directors elected to obtain the consent of at least a majority of the outstanding shares.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at an annual or a special meeting of the stockholders of a Nevada corporation may be taken by written consent in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power as determined on the record date.

The Board of Directors of Apache and stockholders owning and having voting power in excess of 50% of the outstanding voting securities of Apache, as of the record date, have adopted and approved the reverse stock split. No further votes are required to effect the action.

On May 3, 2004, the Board of Directors adopted a Resolution to complete a reverse stock split of the Company's common shares by unanimous written consent. Although no stockholder action is required with respect to the reverse stock split of the Company's common shares, the stockholders did adopt and approve the Board of Directors' Resolution to complete a reverse stock split of the Company's common shares in a one for seventy five ratio, on May 5, 2004.

                       WHERE YOU CAN FIND MORE INFORMATION

Apache is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web-site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

                                        Dated:  May  6,  2004

                                        By  Order  of  the  Board  of  Directors


                                        ___________________________________
                                        Adam  Jenn,  President